Exhibit 10.1

AMENDMENT NO. 4

TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 7, 2011, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Loan Parties”), the Lenders (as defined below) signatory hereto and Bank of America, N.A. (successor by merger to LaSalle Bank National Association) as Swing Line Lender, Issuing Lender and Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement, dated as of June 12, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Majority Lenders, and subject to the terms and conditions set forth herein, the Majority Lenders have agreed to, amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Majority Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 6.1(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(n) Bonding Agreement. The Borrower will take all action necessary to maintain the Bonding Agreement in full force and effect and will promptly notify the Administrative Agent of any supplement, replacement or amendment thereof; provided that, subject to Section 6.1(p) and the Zurich Agreement becoming effective, the Travelers Agreement may be terminated.

(b) Section 6.1(p) of the Credit Agreement is hereby amended to insert the following sentence at the end of such section:

The Borrower shall (x) promptly notify the Administrative Agent of the termination of the Travelers Agreement, payment in full of all obligations thereunder and the expiration of all bonds issued thereunder and (y) within ninety (90) days (or such later date as the Administrative Agent shall determine in its sole discretion) of the occurrence of the last of such events, furnish to the Administrative Agent evidence, reasonably satisfactory to the Administrative Agent, of the release and termination of all Liens of Travelers granted pursuant to the Travelers Agreement. Upon such release and termination by Travelers, the Liens granted to the Administrative Agent securing the Obligations for the benefit of the Secured Parties and described in the foregoing clauses (ii), (iii) and (iv) shall thereupon and thereafter become and remain perfected first priority liens (or preferred Ship Mortgages, as the case may be).

(c) Subclause (E) of Section 6.2(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(E) the Travelers Agreement, the Wells Fargo Documents, the Intercreditor Agreement, the Note Indenture and any agreement, document or instrument evidencing or governing any Permitted Note Refinancing;

(d) Section 6.2(h)(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(vii) (A) Liens granted to sureties under the Bonding Agreement (other than the Zurich Agreement), to the extent permitted by the Intercreditor Agreement and (B) Liens granted to sureties under the Zurich Agreement pursuant to the terms of the Zurich Agreement as in effect on the date hereof, and Liens granted by additional indemnitors subsequently joined thereto and having the same scope as the Liens granted by the existing indemnitors under the terms of the Zurich Agreement as in effect on the date hereof.

(e) Section 7.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d) Default as to Other Debt. (i) Default in the payment when due subject to any applicable grace period (whether by scheduled maturity, required prepayment, required redemption, acceleration, demand or otherwise) on any Debt (other than the Obligations), individually or in the aggregate, having an outstanding principal amount in excess of $5,000,000, of or guaranteed by, any Loan Party or Subsidiary of the Borrower; or (ii) any breach, default or event of default shall occur, or any other event shall occur or condition shall exist, under any instrument, agreement or indenture pertaining thereto, if the effect thereof, after giving effect to any applicable grace or cure period, is to accelerate, or permit the holder(s) of such Debt to accelerate the maturity of such Debt, or require a mandatory redemption or repurchase of such Debt prior to its scheduled redemption or repurchase; or (iii) any such Debt or any Debt under the Wells Fargo Agreement shall be declared due and payable or required to be prepaid (other than by a regularly scheduled required prepayment (including, without limitation, pursuant to Section 3.1 (or any comparable section) of the Wells Fargo Agreement)), repurchased or redeemed prior to the originally stated maturity thereof; or (iv) the holder of any Lien related to a Debt in excess of $5,000,000 or the holder of any Lien in respect of Debt under the Wells Fargo Agreement shall commence foreclosure of such Lien; or (v) an “Event of Default” shall have occurred under and as defined in any Bonding Agreement after giving effect to any applicable cure periods and any waivers thereof; or (vi) an “Event of Default” shall have occurred under and as defined in Section 6.01 of the Note Indenture (or an event of default shall have occurred with respect to any Permitted Note Refinancing); or (vii) an “Event of Default” shall have occurred under and as defined in Section 10.1 (or any comparable section) of the Wells Fargo Agreement.

(f) Section 7.1(k)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(ii) (x) Travelers provides notice to the Administrative Agent (pursuant to Section 4.4 of the Intercreditor Agreement) of any breach or default under any bonded contract or under the Travelers Agreement and, as a result thereof, Travelers has taken action pursuant to Section 4.1(a) of the Intercreditor Agreement, or (y) any “Surety” under and as defined in the Zurich Agreement shall perfect any Lien under the Zurich Agreement and such Lien remains perfected for a period of fifteen (15) days or more, or provides notice to the Borrower or any Subsidiary of the Borrower of any breach or default under any bonded contract or under the Zurich Agreement, or enforces any Lien under the Zurich Agreement, or exercises any remedies as a secured party with respect to such Liens; or.

(g) Section 8.10 of the Credit Agreement is hereby amended to insert the new clause (d) in proper alphabetical order as follows:

(d) Equipment Utilization Agreement. Each Lender from time to time party hereto authorizes and consents, by its execution hereof or by the Assignment and Acceptance by which it became a Lender, to the Administrative Agent’s entering into the Equipment Utilization Agreement on such Lender’s behalf and taking all actions taken, required or permitted to be taken by the Administrative Agent thereunder.

(h) The definition of “Bonding Agreement” set forth on Schedule I to the Credit Agreement is hereby amended and restated as follows:

“Bonding Agreement” means, collectively, (i) the Travelers Agreement and any supplement thereto or replacement thereof, and any similar contractual arrangement (other than the Zurich Agreement) with providers of bid, performance or payment bonds, each of which supplement, replacement or similar arrangement being subject to the Intercreditor Agreement, and (ii) the Zurich Agreement.

(i) Schedule I to the Credit Agreement is hereby amended to insert the following new definitions in proper alphabetical order as follows:

“Equipment Utilization Agreement” means the Equipment Utilization Agreement, dated as of September 7, 2011, among the Borrower, Great Lakes and the other Subsidiaries of the Borrower, the Administrative Agent and Zurich American Insurance Company, Fidelity and Deposit Company of Maryland, Colonial American Casualty and Surety Company and American Guarantee and Liability Insurance, as sureties thereunder, substantially in the form delivered to the Administrative Agent on September 7, 2011, and as may be amended from time to time to join additional indemnitors thereunder.

“Zurich Agreement” means that certain Agreement of Indemnity, dated as of September 7, 2011, executed by the Borrower, Great Lakes and the other Subsidiaries of the Borrower as “Contractors” and Indemnitors”, in favor of Zurich American Insurance Company and its subsidiaries and affiliates, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Section 2 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case, in form and substance reasonably acceptable to the Administrative Agent:

(a) counterparts of this Amendment executed by Authorized Officers of the Borrower, the other Loan Parties and the Majority Lenders;

(b) a fully executed copy of the Zurich Agreement and the Equipment Utilization Agreement in the forms delivered to the Administrative Agent on September 7, 2011; and

(c) for the account of each Lender executing and delivering a counterpart signature page to this Amendment before 10:00 a.m. (Chicago time) on September 7, 2011 (collectively, the “Consenting Lenders”), payment in full from the Borrower, in immediately available funds, of an amendment fee in an amount equal to 0.05% of such Consenting Lender’s Revolving Commitment.

3. Representations and Warranties.

(a) The Borrower and each other Loan Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b) The Borrower and each other Loan Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Indenture, dated as of January 28, 2011, among Wells Fargo Bank, National Association, as trustee, the Borrower and the Subsidiary Guarantors.

(c) The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

4. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

* * * *

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	President & CFO

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC.

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	Senior Vice President & CFO

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	President & CFO

DAWSON MARINE SERVICES COMPANY

By:	/s/ Catherine Hoffman
Name:	Catherine Hoffman
Title:	President

NASDI HOLDINGS CORPORATION

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	Vice President & CFO

NASDI, LLC

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ Paul Dinquel
Name:	Paul Dinquel
Title:	Vice President

YANKEE ENVIRONMENTAL SERVICES, LLC

By:	/s/ Bruce J. Biemeck
Name:	Bruce J. Biemeck
Title:	Vice President & CFO

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as Administrative Agent

By:	/s/ Bozena Janociak
Name:	Bozena Janociak
Title:	Assistant Vice President

BANK OF AMERICA, N.A. (successor by merger to LaSalle Bank National Association), as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Jennifer Pricco
Name:	Jennifer Pricco
Title:	Duly Authorized Signatory

FIFTH THIRD BANK, as a Lender

By:	/s/ Neil G. Mesch
Name:	Neil G. Mesch
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION (successor to National City Bank), as a Lender

By:	/s/ Jon R. Hinard
Name:	Jon R. Hinard
Title:	Senior Vice President

RBS CITIZENS, N.A. (successor by merger to Charter One Bank), as a Lender

By:	/s/ Mark A. Wegener
Name:	Mark A. Wegener
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sushim R. Shah
Name:	Sushim R. Shah
Title:	Senior Relationship Manager & VP

MB FINANCIAL BANK, as a Lender

By:	/s/ Henry Wesser
Name:	Henry Wesser
Title:	Vice President